UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

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TAYLOR MORRISON HOME CORPORATION

(Name of Registrant as Specified In Its Charter)

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Your Vote Counts! TAYLOR MORRISON HOME CORPORATION (TMHC) 2025 Annual Meeting Vote by May 21, 2025 11:59 PM ET TAYLOR MORRISON HOME CORPORATION (TMHC) 4900 N. SCOTTSDALE ROAD, SUITE 2000 SCOTTSDALE, AZ 85251 V70595-P28510 You invested in TAYLOR MORRISON HOME CORPORATION (TMHC) and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on May 22, 2025. Get informed before you vote View the Annual Report and Notice and Proxy Statement online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 8, 2025. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Vote Virtually at the Meeting* Point your camera here and May 22, 2025 8:00 AM, Eastern Time vote without entering a control number Virtually at: www.virtualshareholdermeeting.com/TMHC2025 *Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends
1.	Election of Directors	
	Nominees:	
1a.	Peter Lane	For
1b.	Anne L. Mariucci	For
1c.	David C. Merritt	For
1d.	Heather C. Ostis	For
1e.	Andrea Owen	For
1f.	Sheryl D. Palmer	For
1g.	Fletcher F. Previn	For
1h.	Denise F. Warren	For
1i.	Christopher Yip	For
2.	Advisory vote to approve the compensation of the Company's named executive officers.	For
3.	Ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025.	For

NOTE: To transact such other business as may properly come before the meeting or any adjournments or postponements of the Annual Meeting.

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V70596-P28510